Exhibit 10.14

NANOFLEX POWER CORPORATION

$5,000,000 Offering Documents

Investor Package

This Investor Package contains the documents listed below in connection with an offering by NanoFlex Power Corporation (the “Company”) of up to $5,000,000 in units of the Company’s securities (individually, a “Unit,” collectively, “Units”), with each Unit consisting of: (i) one share common stock, par value $.0001 per share (“Common Stock”) and (ii) a warrant to purchase one share of Common Stock.

Subscription Agreement & Exhibits

Exhibit A: Form of Warrant

Exhibit B: Accredited Investor Questionnaire & Form W-9

Complete the Subscription Agreement and return the entire Booklet, along with your check made out to “NanoFlex Power Corporation” to us in the enclosed, prepaid UPS envelope. In particular, date page 1 of the Subscription Agreement and complete the “Subscriber” information on the page following page 17. Complete the entire Accredited Investor Questionnaire and Form W-9, which are contained herein. Once we receive the foregoing, we will sign on behalf of the Company and return the original Booklet to you.

Corporate Mailing Address:

NanoFlex Power Corporation

17207 N. Perimeter Dr., Suite 210

Scottsdale, AZ 85255

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated this _____day of ___________, 2015 by and between NanoFlex Power Corporation, a Florida corporation with its headquarters located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255 (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber,” collectively, the “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act.

WHEREAS, the Subscribers wish to purchase and acquire from the Company, and the Company desires to issue and sell to the Subscribers units of the Company’s securities (individually, a “Unit,” collectively, the “Units”) with each Unit consisting of: (i) one share of common stock of the Company, par value $.0001 (“Common Stock”) and (ii) a 5-year warrant to purchase one share of Common Stock at an initial exercise price of $2.50 in substantially the form attached hereto as Exhibit A (individually, a “Warrant,” collectively, the “Warrants”). The purchase price for each Unit shall be $1.00. This Agreement, the Warrants and other documents in connection therewith are hereinafter referred to as the “Transaction Documents,” and such offering and sales of the Units shall be referred to as the “Offering.”

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.              Purchase and Sale.

(a)            Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to sell, assign, transfer and deliver to Subscriber, and Subscriber hereby agrees to purchase and accept delivery from the Company, the number of Units as set forth on each Subscriber’s signature page hereto, free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”). In consideration thereof, the Subscriber shall deliver the total purchase price set forth on each Subscriber’s signature page hereto (the “Purchase Price”) in immediately available funds by wire transfer in accordance with the wire instructions provided by the Company.

(b)            Closing Date. The closings of the purchase and sale of the Units (each, a “Closing”) shall take place as soon as practicable following the satisfaction of the conditions to the Closing set forth herein (or such later date as is mutually agreed to by the Company and the Subscriber(s)). There may be multiple Closings (the date of any such Closing is hereinafter referred to as a “Closing Date”). Each Closing shall occur on a Closing Date at the offices of the Company at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255 (or such other place as is mutually agreed to by the Company and the Subscriber(s)).

1

2.             Subscribers Representations and Warranties. Each Subscriber hereby represents, warrants and agrees with the Company that:

(a)            Standing of Subscriber. If Subscriber is an entity, such Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. If Subscriber is a natural person, such Subscriber is not a minor and has the legal capacity to enter into this Agreement;

(b)            Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Units. The execution, delivery and performance of this Agreement and the other Transaction Documents by Subscriber and, if Subscriber is an entity, the consummation by Subscriber of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of Subscriber, its board of directors or similar governing body, or stockholders is required, as applicable. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof;

(c)            Independent Advice. Subscriber has been urged, and has been given the opportunity, to seek independent advice from professional advisors relating to the suitability of an investment in the Company in view of subscriber’s overall financial needs and with respect to the legal and tax consequences of such investment. The Subscriber acknowledges that there may be certain adverse tax consequences to me in connection with the purchase of the Units;

(d)            No Conflicts. If Subscriber is an entity, the execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby do not and will not result in a violation of Subscriber’s charter documents, bylaws or other organizational documents, as applicable;

(e)            Information on Subscriber. Such Subscriber is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended. Subscriber understands that the Company is relying on its representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws;

(f)            Purchase of Units. Subscriber will purchase the Units for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Securities;

2

(g)            Compliance with Securities Act. Subscriber understands and agrees that the Units as well as the Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Units and the Warrant Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. Subscriber understands that it is not anticipated that there will any market for the resale of the Units or the Warrant Shares;

(h)            Legend. The Units and the Warrant Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

(i)             No Governmental Endorsement. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Units or the suitability of the investment in the Units, nor have such authorities passed upon or endorsed the merits of the offering of the Units;

(j)             Receipt of Information. Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units. Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access;

(k)            Subscriber fully understands the Company has limited or no financial or operating history and that the purchase of the Units is a speculative investment that involves a high degree of risk of the loss of its entire investment. Subscriber fully understands the nature of the risks involved in purchasing the Units and it is qualified by its knowledge and experience to evaluate investments of this type. Subscriber has carefully considered the potential risks relating to the Company and purchase of its securities and has independently evaluated the risks of purchasing the Units;

(l)             Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Subscriber has read the Risk Factors disclosed in the Private Placement Memorandum dated February 23, 2015. Subscriber has not utilized any person as its purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks;

3

(m)           In evaluating the suitability of an investment in the Units, the Subscriber has not relied upon any representation or information (oral or written) with respect to the Company or its subsidiaries, or otherwise, other than as stated in this Agreement. No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its advisors, if any, in connection with the offering of the Units; and

(n)            Subscriber is not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.             Company Representations and Warranties. The Company represents, warrants and agrees with, the Subscribers that:

(a)            Due Incorporation. The Company and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below. As of the date of this Agreement, the Company has a wholly-owned subsidiary, Global Photonic Energy Corporation, a Pennsylvania corporation (“GPEC”).

(b)            Authority; Enforceability. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by the Company and each of its subsidiaries that is a party to any of the Transaction Documents, and is the valid and binding on the Company and its subsidiaries, as the case may be, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder.

4

(c)            Capitalization. Schedule 3(c) sets for the capitalization of the Company as of the Closing Date. All of the outstanding shares of Common Stock and of the stock of each of its subsidiaries have been duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. As of the date of this Agreement, and except as otherwise is set forth herein, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) except for holders of the Company’s certain outstanding warrants entitled to “piggy-back” registration rights, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Units as described in this Agreement. The Units (including shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”)) when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under applicable securities laws as a result of the issuance of the Units). Except as set forth herein, there is no co-sale right, right of first refusal or other similar right exists with respect to the Units (or the Warrant Shares) or the issuance and sale thereof. The issue and sale of the Units (and the Warrant Shares) will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Subscribers true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Company Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

(d)            Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement or any other Transaction Documents and compliance and performance by the Company of its obligations hereunder and thereunder, including, without limitation, the issuance of the Units.

(e)            No Violation or Conflict. The execution, delivery and performance of this Agreement and other Transaction Documents by the Company and each of its subsidiaries that is a party hereto and thereto will not: (i) result in a violation of the Articles of Incorporation and Bylaws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

5

(f)           The Units.

The Units as well as the Warrant Shares:

(i)	shall be free and clear of any security interests, liens, claims or other Encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)	shall have been duly and validly issued, fully paid and non-assessable; and

(iii)	will not subject the holders thereof to personal liability by reason of being such holders.

(g)           Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, public board, governmental agency, self-regulatory organization or body having jurisdiction over the Company or its subsidiaries wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company or any of its subsidiaries to perform its obligations under, this Agreement or the other Transaction Documents, or (ii) have a Material Adverse Effect.

(h)           Acknowledgment Regarding Subscriber’s Purchase of the Units. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that none of the Subscribers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or any other Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Subscriber(s) or any of its respective representatives or agents in connection with this Agreement, other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Subscriber’s purchase of the Units (and the Warrant Shares). The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement and other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(i)            No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Units (or the Warrant Shares).

(j)             No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Units under the Securities Act or cause this offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act.

6

(k)            Employee Benefit Plans; ERISA and Equity Incentive Plans. The Company’s existing Equity Incentive Plan and an Employee Group Health Plan comprise a true, correct and complete list of all employee benefit plans, programs, policies and arrangements, whether written or unwritten (the “Company Plans”), that the Company, any subsidiary or any other corporation or business which is now or at the relevant time was a member of a controlled group of companies or trades or businesses including the Company or any subsidiary, within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), maintain or have maintained on behalf of current or former members, partners, principals, directors, officers, managers, employees, consultants or other personnel. (i) There has been no prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, with respect to any of the Company Plans; (ii) none of the Company Plans is or was subject to Section 412 of the Code or Section 302 or Title IV of ERISA; and (iii) each of the Company Plans has been operated and administered in all material respects in accordance with all applicable laws, including ERISA. There are no actions, suits or claims pending or threatened (other than routine claims for benefits), whether by participants, the Internal Revenue Service, the Department of Labor or otherwise, with respect to any Company Plan and no facts exist under which any such actions, suits or claims are likely to be brought or under which the Company or any subsidiary could incur any liability with respect to a Company Plan other than in the ordinary course. None of the Company Plans is or was a multiemployer plan within the meaning of Section 3(37) of ERISA. Neither the Company nor any subsidiary has announced, proposed or agreed to any change in benefits under any Company Plan or the establishment of any new Company Plan. There have been no changes in the operation or interpretation of any Company Plan since the most recent annual report, which would have any material effect on the cost of operating, maintaining or providing benefits under such Company Plan. Neither the Company nor any subsidiary has incurred any liability for the misclassification of employees as leased employees or independent contractors. Except as provided for in this S Agreement and in the other Transaction Documents, the consummation of the transactions contemplated by this Agreement, either alone or in combination with another event, will not (A) result in any individual becoming entitled to any increase in the amount of compensation or benefits or any additional payment from the Company or any subsidiary (including, without limitation, severance, golden parachute or bonus payments or otherwise), or (B) accelerate the vesting or timing of payment of any benefits or compensation payable in respect of any individual.

(l)             Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

7

(m)          Title. Each of the Company and its subsidiaries has good and marketable title to all of its personal property and assets free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

(n)           No Material Adverse Breaches, etc. Neither Company nor any subsidiary is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither Company nor any subsidiary is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.

(o)           Tax Status. The Company and each subsidiary has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company or such subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due from the Company or any subsidiary by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(p)           Certain Transactions. Except for arm’s length transactions pursuant to which the Company or any subsidiary makes payments in the ordinary course of business upon terms no less favorable than it could obtain from third parties, none of the officers, directors, or employees of the Company or any subsidiary is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(q)           Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(r)            Brokers’ Fees. Neither the Company nor any Subsidiary has taken any action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for as set forth on Schedule 3(r).

(s)           Regulatory Permits. To the Company’s knowledge, the Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities, necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

8

(t)            Full Disclosure. No representation or warranty or other statement made by the Company in this Agreement in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading. The Company acknowledges that the Subscribers are relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Subscribers purchasing the Units. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Subscribers would not enter into this Agreement.

4.             Covenants.

(a)            Use of Proceeds. The Company shall use 100% of the net proceeds from the sale of the Units (after deducting fees and expenses (including legal fees and expenses)) for the purposes as set forth on Schedule 4(a).

(b)           Books and Records. As long as any Securities are outstanding, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(c)           Governmental Authorities. As long as any Securities are outstanding, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(d)           Properties. As long as any Securities are outstanding, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect. The Company will not abandon any of its assets except for those assets which have negligible or marginal value or for which it is prudent to do so under the circumstances.

(e)           Registration Rights.

(i)             The Subscribers shall have the following rights with respect to filing registration statements (each a “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) for the resale of the Common Stock included in the Units as well as the Warrant Shares (“Registrable Securities”):

a.             No later than forty-five (45) days after the Last Closing, the Company shall file a registration statement on Form S-1 or Form S-3 (or any similar or successor forms promulgated by the U.S. Securities and Exchange Commission (the “Commission”)) to include the Registrable Securities in such Registration Statement; provided that the amount of Registrable Securities shall be limited to not less than 100% of the maximum amount (“Rule 415 Amount”) of the Registrable Securities which may be included in a single registration statement without exceeding registration limitations imposed by the Commission pursuant to Rule 415 of the Securities Act;

9

b.             The Company shall cause each Registration Statement required to be filed under this Agreement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the earlier of: (a) Two Hundred and Seventy (270) days after the initial Registration Statement is filed with the Commission, or (b) the fifth (5th) Business Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments (such date, the “Required Effective Date”);

c.             The Company will pay all expenses associated with the registration, including, without limitation, filing and printing fees, the reasonable fees and expenses of one counsel for all selling holders which shall in no event exceed $5,000 and the Company’s counsel and accounting fees and expenses, costs, if any, associated with clearing the Registrable Securities for sale under applicable state securities laws;

d.             The Company shall have the right to delay, including, without limitation, by delaying the filing or effectiveness of the Registration Statement, the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the reasonable opinion of the Company in the best interest of the Company and, as applicable, suspend sales of Registrable Securities under an effective registration statement or suspend trading of its securities on any exchange, but in no event shall such delay or suspension take place on more than one occasion or for more than thirty (30) days; and

e.             The Company will use commercially reasonable efforts to cause the Registration Statement with respect to the Subscribers to remain continuously effective for a period (the “Effectiveness Period”) that will terminate, with respect to the Subscribers, upon the earlier of (x) the date on which all the Registrable Securities covered by the Registration Statement have been sold or (y) the date on which all the Registrable Securities covered by the Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(b), as determined by reputable United States securities counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Subscribers, and will advise the Subscribers when the Effectiveness Period has expired with respect to the Subscribers.

(ii)             Subscriber Information. Each Subscriber shall (A) furnish to the Company such information regarding itself, the Registrable Securities, other securities of the Company held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect and maintain the effectiveness of the Registration Statement, (B) execute such documents in connection with the Registration Statement as the Company may reasonably request and (C) immediately discontinue disposition of Registrable Securities pursuant to any registration statement upon notice from the Company of (x) the issuance of any stop order or other suspension of effectiveness of the Registration Statement by the Commission, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction by the applicable regulatory authorities or (y) the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) the failure of the prospectus included in the Registration Statement, as then in effect, to comply with the requirements of the Securities Act until the Subscriber’s receipt of a supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

10

(iii)             Indemnification.

a.             In the event any Registrable Securities are included in the Registration Statement under this Section 4(e), to the extent permitted by law, the Company will indemnify and hold harmless each of the Subscribers (including their officers, directors, members and partners), any underwriter (as defined in the Securities Act) for the Subscribers and each person, if any, who controls such Subscriber or underwriter within the meaning of the Securities Act or the Exchange Act (each a “Subscriber Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law (“Claims”), insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to the Subscriber Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim; provided, however, that the indemnity agreement contained in this Section 4(e) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to any Subscriber Indemnified Person for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Subscriber Indemnified Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Subscriber Indemnified Person and shall survive the transfer of the Registrable Securities by the Subscribers.

b.             In the event any Registrable Securities are included in the Registration Statement under this Section 4(e) to the extent permitted by law, each Subscriber shall, severally and not jointly, indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 4(e), the Company, each of its directors, each of its officers who signs the registration statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, a “Company Indemnified Person”), against any Claim, insofar as such Claims arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in strict conformity with written information furnished to the Company by such Subscriber expressly for use in the Registration Statement; and, subject to Section 4(e), such Subscriber will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 4(e) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the indemnifying Subscriber, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Subscribers.

11

c.             Promptly after receipt by an Subscriber Indemnified Person or Company Indemnified Person (each, an “Indemnified Person”) under this Section 4(e) of notice of a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 4(e), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall, by giving at written notice to the Indemnified Party within fifteen days after the Indemnified Party has given notice of the Claim, have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Subscriber Indemnified Person or Company Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In the case of any Company Indemnified Person, legal counsel referred to in the proviso of the immediately preceding sentence shall be selected by the holders holding at least a majority in interest of the Registrable Securities included in the registration statement to which the Claim relates. The Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Person that relates to such action or Claim. The indemnifying party shall keep the Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a full and general release from all liability in respect to such Claim or litigation, and such settlement (a) shall provide for the payment by the Indemnifying Party of money as sole relief for the claimant, (b) shall not include any finding or admission as to fault on the part of the Indemnified Person and (c) shall have no effect on any other claims that may be made against the Indemnified Party.

Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 4(e), except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

12

(d)          Anti-Dilution Provision. Other than in connection with Exempted Issuances (as defined below), (i) if at any time within 36 months following the Last Closing, the Company shall issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share which shall be less than Purchase Price in effect at such time (the “Lower Price Issuance”), without the consent of the Subscriber, then the Company shall issue, for each such occasion, additional shares of Common Stock to the Subscriber respecting those shares of Common Stock that are then still owned by the Subscriber at the time of the Lower Price Issuance so that the average per share purchase price of the Common Stock owned by the Subscriber on the date of the Lower Price Issuance is equal to such other lower price per share. Notwithstanding anything to contrary herein, the Company shall in no event issue additional shares of Common Stock pursuant to this Section to exceed the total number of shares of Common Stock that the Company is authorized to issue (the “Authorized Shares”) when considering all other equity commitments, including outstanding warrants, stock options and convertible instruments. In the event that the total number of outstanding shares of Common Stock of the Company would exceeds 90% of the Authorized Shares, the Company shall approve or cause its shareholders to approve an increase in the Authorized Shares in an amount that is sufficient to satisfy additional issuances or reasonably anticipated issuances of shares under this Section. The delivery to Subscriber of the additional shares of common stock shall be not later than 15 days after the closing date of the transaction giving rise to the requirement to issue additional shares of common stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of common stock or of any warrant, right or option to purchase common stock shall result in the issuance of the additional shares of common stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of common stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance. Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.0001 per share of Common Stock. For the purpose of this paragraph, “Exempted Issuances” shall mean the issuance of any of the following: (i) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan or agreement duly adopted for such purpose by the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose or by unanimous written consent of the Board of Directors, (ii) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities, options, warrants, convertible securities or other rights to acquire, exercisable or exchangeable for or convertible into, shares of Common Stock, in each case that are issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (iii) securities issued pursuant to acquisitions of companies, assets or intellectual property (or licensing of assets or intellectual property) or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company or a university of other non-financial institution and in which the Company receives benefits in addition to the investment of funds, (iv) securities issued or issuable in exchange for other than cash in connection with any other transaction that is not for the primary purpose of financing the Company’s business, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

13

5.             Conditions to the Company’s Obligation to Sell.

The obligation of the Company hereunder to issue and sell the Units to the Subscriber(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)          The Subscribers shall have executed this Agreement and other required Transaction Documents and delivered them to the Company.

(b)          The Subscribers shall have delivered to the Company the Purchase Prices for Units by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c)           The representations and warranties of the Subscribers contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing Date.

6.             Conditions to the Subscriber’s Obligation to Purchase.

The obligation of the Subscriber(s) hereunder to purchase the Units at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(a)           The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(b)           The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Units, all of which shall be in full force and effect.

(c)           The Subscribers shall have received a certificate, executed by the President or Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Subscribers, including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3 above.

(d)           The Company shall have executed and delivered to the Subscribers the Units in the respective amounts set forth on the signature pages of the Subscribers affixed hereto.

14

(e)           The Company shall have delivered to the Subscribers a certificate, executed on its behalf by the President or Chief Operating Officer, dated as of the Closing Date, certifying the resolutions adopted by its Board of Directors approving the transactions contemplated by this Agreement and (in the case of the Company) the issuance of the Units, certifying the current versions of its Articles of Incorporation and Bylaws (or equivalent documents) and certifying as to the signatures and authority of persons signing this Agreement on behalf of the Company. The foregoing certificate shall only be required to be delivered on the first Closing Date, unless any information contained in the certificate has changed.

(f)            The Company shall have performed and complied in all material respects with all agreements, covenants and conditions to closing required to be performed and complied by it or them under the Transaction Documents unless such agreements, covenants and conditions have been waived by the Subscribers.

7.             Broker’s Commission/Finder’s Fee. The Company on the one hand, and Subscriber on the other hand, agrees to indemnify the other against and hold the other harmless from any all liabilities to anyone claiming brokerage commission or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. Anything in this Agreement to the contrary notwithstanding, the Subscriber is providing indemnification only for such Subscriber’s own actions and not for any action of any other Subscriber. The liability of the Company and each Subscriber’s liability hereunder are several and not joint.

8.             Indemnification.

(a)           Indemnification of Subscribers. In consideration of the Subscriber’s execution and delivery of this Agreement and purchase of the Units (and if applicable, the Warrant Shares) hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Subscriber(s) and each other holder of the Units (and if applicable, the Warrant Shares), and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Subscriber Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Subscriber Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Subscriber Indemnitees or any of them as a result of, or arising out of, or relating to (a) any material misrepresentation by Company or any material breach of any covenant, agreement, obligation, representation or warranty by the Company contained in this Agreement or the Transaction Documents, or (b) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

15

(b)           Indemnification of the Company. Each of the Subscribers agrees to indemnify and hold harmless the Company and its respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, reasonable attorneys’ fees and disbursements, and any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Agreement or the Transaction Documents.

9.             Miscellaneous.

(a)           Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated on the signature page hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

(b)           Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

(c)           Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)           Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the State of Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

16

(e)           Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(f)            Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE UNITS AND THE WARRANT SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE UNITS OR THE WARRANT SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

17

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

NANOFLEX POWER CORPORATION
a Florida corporation

By:
Name:	Dean L. Ledger
Title:	Chief Executive Officer

Address:	17207 N. Perimeter Dr., Suite 210,
Scottsdale, AZ 85255

Dated: _____________, 201__

SUBSCRIBER

Name of Subscriber: ____________________________________

Address: _________________________________________

_________________________________________

Fax No.: ________________________________

Taxpayer ID# (if applicable): ________________

_________________________________________

(Signature)

By: _____________________________________

Dated: _____________, 201__

Number of Units to Purchase: ______________

Aggregate Purchase Price: ________________

[Signature Page to Subscription Agreement]

Schedule 3(c)

Capitalization

The Company’s authorized capital stock consists of 500,000,000 shares of Common Stock and 100,000,000 shares of preferred stock. As of the date hereof the Company has (i) 44,502,203 shares of Common Stock issued and outstanding, (ii) warrants to purchase a total of 20,527,333 shares of Common Stock at exercise prices from $2.50 to $17.50 per share (except that the Company offered to reduce the exercise price of certain warrants to $0.50 per share during January 5, 2015 through February 6, 2015, (iii) options to purchase a total of 58,000 shares of Common Stock at exercise prices from $10.00 to $15.00 per share, and (iv) a convertible promissory note in the principal amount of $300,000 issued and outstanding.

Below is a detailed cap table that shows the historical capitalization of the Company:

	Initial Capitalization, Conversion of Certain Debt, Sale of Common Stock and Exercise of Certain Warrants	Private Placement	Private Placements	Private Placements	Private Placements	Private Placements	Private Placement	Preferred A series	PIPE	Bridge Loans
	1994 - 1996	1996	1998-1999	2003-2006	2007-2010	2011-2012	2012	2012	2013-present	2007-current

Dollars Invested	$661,170	$1,100,500	$9,688,900	$6,351,250	$8,681,000	$1,371,500	$2,226,670	$5,150,000	$1,190,500	$31,349,500
Pre-Money Valuation	n/a	$6,042,000	$16,262,100	$23,437,975	$25,230,375	$30,955,650	$21,035,260	$32,183,818	$32,183,818	$8,668,800
Shares Outstanding Pre-Money	1,200,000	8,021,000	8,131,050	9,375,190	10,092,150	10,318,550	10,517,630	16,091,909	16,091,909	$22,430,700
Share Price	n/a	$2.00	$2.50	$2.50	$3.00	$2.00	$2.00	n/a	$1.25	$250,000
Number of Shares Sold	2,021,000	110,050	1,244,140	716,960	226,400	199,080	1,325,190	5,780,500	952,400
Shares Outstanding Post-Money	3,221,000	8,131,050	9,375,190	10,092,150	10,318,550	10,517,630	16,091,909	16,091,909	42,799,278
Post-Money Valuation	n/a	$6,262,100	$23,437,975	$25,230,375	$30,955,650	$21,035,260	$32,183,818	$32,183,818	$53,499,098

	TOTALS
Total Dollars Raised	58,852,190
Total Shares Outstanding	43,325,678

Note:

1. The above data does not account for warrants/options outstanding and, therefore, is not presented on a fully-diluted basis.

2. Private Placement rounds include the exercise of warrants.

Schedule 3(r)

Broker’s Fees

The Company has a Placement Agent Agreement, dated May 21, 2013 and as amended as of November 15, 2013, May 20, 2014 and June 9, 2014 with Kuhns Brothers, Inc., (“KB”), a registered broker dealer (the “KB Placement Agent Agreement”). Pursuant to the KB Placement Agent Agreement, KB will receive 10% of the total gross proceeds of the Offering in cash and warrants to purchase 10% of the total number of Units sold in the Offering at the per share price of 110% of the Purchase Price of the Units. Such fees will include any commission that KB will pay to any participating brokers, dealers and/or finders of the Company.

EXHIBIT A

FORM OF WARRANT

Exhibit 4.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 is incorporated by reference herein.

EXHIBIT B

INVESTOR QUESTIONNAIRE & FORM W-9

NanoFlex Power Corporation

Confidential Investor Questionnaire

To:           NanoFlex Power Corporation

I.             The Investor represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below. Capitalized terms not defined herein shall have the meaning ascribed to them in the Subscription Agreement between the Investor and the Company.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Investor’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D ___	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

1

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F ___	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

(describe entity)

Category G ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ___	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

2

II.	SUITABILITY (please answer each question)

(a)          For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual Investor, please describe any college or graduate degrees held by you:

(c)	For all Investors, please list types of prior investments:

(d)	For all Investors, please state whether you have you participated in other private placements before:

YES	NO

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies

Frequently
Occasionally
Never

(f)            For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:

YES	NO

(g)           For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES	NO

(h)           For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES	NO

3

(i)             For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Units for which you seek to subscribe?

YES	NO

(j)             For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

III.            MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

*If the Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.           FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes	No

If Yes, please describe:

*If Investor is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

4

V.             The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI.            In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII.          The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII.         The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

IX.           In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Investor is required to provide the following information:

1.           Payment Information

(a) Name and address (including country) of the bank from which Investor’s payment to the Company is being wired (the “Wiring Bank”):

(b)	Investor’s wiring instructions at the Wiring Bank:

5

(c) Is the Wiring Bank located in the U.S. or another “FATF Country”*?

Yes	No

(d) Is Investor a customer of the Wiring Bank?

Yes	No

2.	Additional Information

For Individual Investors:

_____	A government issued form of picture identification (e.g., passport or driver’s license).

_____	Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____	A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

6

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Investor, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.            ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.          INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

7

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code